EXHIBIT 99.1 Supplemental Historical Financial Information Effective July 1, 2020, First Horizon National Corporation, (“First Horizon” or "FHN”) completed its previously announced merger of equals (the “Merger”) with IBERIABANK Corporation ("IBKC"). Effective September 30, 2020, First Horizon intends to make certain financial reporting changes and reclassifications with respect to the presentation of its financial statements on a prospective basis (“First Horizon’s New Reporting Schema”). The supplemental historical financial information presented in this exhibit, all presented in conformity with First Horizon’s New Reporting Schema, consists of: • Combined historical unaudited statements of income (quarterly) and of condition (period-end). These statements simply combine the historical information of each legacy company without any adjustment for notable items in those periods or for the application of the acquisition method of accounting under the provisions of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC 805, "Business Combinations"). • Schedule of historical unaudited “Notable Items” associated with FHN and with IBKC for each of the quarterly periods presented. • Combined historical unaudited quarterly statements of income, adjusted for Notable Items. This exhibit also has three appendices: 1. Appendix 1 includes detail showing historical unaudited statements of income and of condition for FHN and IBKC separately and combined, also without adjustment along with detail showing adjusted information for FHN and for IBKC separately and combined. No adjustments are made for ASC 805, “Business Combinations.” 2. Appendix 2 includes information about how the historical statements of income and of condition categories of FHN and IBERIABANK are being remapped to new categories, consistent with First Horizon’s New Reporting Schema. 3. Appendix 3 provides a current schedule of preferred dividends associated with First Horizon’s post-Merger outstanding preferred stock, as and if declared by First Horizon’s Board of Directors according to the terms set out in each Series. The unaudited historical financial information presented in this exhibit is historical for periods which predate the closing of the Merger. Accordingly, information in this exhibit does not reflect: • Future costs of any integration activities or benefits that may result from the realization of cost savings from operating efficiencies, or any other synergies that may result from the merger; • Application of ASC 805, "Business Combinations," to reflect estimated merger consideration in exchange for 100% of all outstanding shares of IBERIABANK common stock; or

• The acquisition of 30 SunTrust/Truist branches, including related assets and liabilities, which was completed on July 17, 2020. This information is being provided for illustrative purposes only, to facilitate comparisons of First Horizon’s future reports of its results of operations and financial condition with historical results reported by FHN and by IBKC for periods prior to July 1, 2020. It does not purport to represent what First Horizon’s actual results of operations or financial position would have been had the Merger been completed at an earlier date, nor is it necessarily indicative of First Horizon’s future results of operations or financial position for any future period. Management believes this combined financial information will be useful to the investment community in understanding how to analyze the combined First Horizon's financial results for future periods. This supplemental historical financial information does not revise or restate the underlying previously reported consolidated financial information of First Horizon or of IBERIABANK for any period. Moreover, none of the “combined” information is a pro-forma presentation, none complies with SEC Regulation S-X Article 11, and none shows the substantial effects that ASC 805, “Business Combinations,” would have had if the Merger had been completed in any of the periods shown. This information is preliminary and based on decisions made and data available at the time of the Form 8K filing to which this information is included as an exhibit. First Horizon is continuing to complete its review of accounting policies and financial information. As a result of that review, additional changes could be made to First Horizon’s New Reporting Schema. As a result of the foregoing, the new presentation categories, mapping, and related change information in this exhibit all are preliminary, and are subject to further change as additional information becomes available and as additional analysis is completed. First Horizon is under no obligation to, and disclaims any duty to, update any of the information included herein.

Legacy FHN + IBKC, Unadjusted Combined Historical Unaudited Quarterly Statements of Income

(Dollars and shares in millions, except per share data)	2Q20	1Q20	4Q19	3Q19	2Q19
Interest income	$ 623	$ 680	$ 718	$ 739	$ 747
Interest expense	89	148	173	191	189
Net interest income	**533**	**532**	**545**	**549**	**558**
Noninterest income:					
Fixed income	112	96	81	78	66
Mortgage banking and title	53	32	26	27	28
Brokerage,trust and insurance	33	34	33	32	32
Service charges and fees	46	50	54	55	53
Card and digital banking fees	17	19	20	19	18
Deferred compensation income	8	(10)	3	-	2
Other noninterest income	23	21	26	26	19
Total non-interest income	**293**	**240**	**244**	**237**	**218**
Total revenue	**826**	**773**	**789**	**785**	**776**
Noninterest expense:					
Personnel expenses:					
Salaries and benefits	185	190	186	189	188
Incentives and commissions	114	105	93	81	84
Deferred compensation expense	10	(8)	7	1	3
Total personnel expenses	308	286	286	270	275
Occupancy and equipment	75	73	73	71	70
Outside services	61	51	77	60	59
Amortization of intangible assets	9	9	10	11	11
Other noninterest expense	61	61	64	69	55
Total non-interest expense	**515**	**480**	**510**	**481**	**471**
Pre-provision net revenue	*310*	*293*	*279*	*304*	*305*
Provision for credit losses	255	223	17	23	23
Income before income taxes	**55**	**70**	**261**	**281**	**282**
Provision (benefit) for income taxes	9	17	57	67	67
Net income	**46**	**53**	**204**	**214**	**215**
Net income attributable to noncontrolling interest	3	3	3	3	3
Net income attributable to controlling interest	**43**	**50**	**201**	**211**	**212**
Preferred stock dividends	6	5	6	5	2
Net income available to common shareholders	**38**	**45**	**195**	**206**	**210**
Less: Earnings allocated to unvested restricted stock	-	-	1	1	1
Earnings allocated to common shareholders	**$ 38**	**$ 45**	**$ 194**	**$ 205**	**$ 209**

Numbers may not foot due to rounding

Note: Red indicates N/A post merger

Legacy FHN + IBKC, Unadjusted Combined Historical Unaudited Period-End Statements of Condition

(Dollars in millions)	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19
Assets					
Loans and Leases:					
Commercial, financial, and industrial (C&I)	$ 30,041	$ 29,034	$ 26,599	$ 26,784	$ 25,216
Commercial real estate	15,004	14,871	14,401	14,039	13,679
Consumer real estate	12,730	12,895	12,903	12,948	12,989
Credit card and other	1,012	1,120	1,179	1,166	1,183
Loans and leases, net of unearned income	58,787	57,920	55,082	54,938	53,068
Loans held for sale	1,054	804	807	810	635
Investment securities	9,017	8,648	8,571	8,849	9,074
Trading securities	1,116	1,878	1,346	1,395	1,669
Interest-bearing deposits with banks	5,146	1,337	1,087	942	1,093
Federal funds sold and Securities purchased under agreements to re	415	592	633	746	654
Total interest earning assets	**75,535**	**71,177**	**67,528**	**67,679**	**66,192**
Cash and due from banks	969	817	924	1,103	886
Goodwill and other intangible assets, net	2,857	2,866	2,876	2,884	2,892
Premises and equipment, net	744	746	752	750	750
Allowance for loan and lease losses	(936)	(731)	(347)	(339)	(339)
Other assets	4,160	4,563	3,292	3,375	3,236
Total assets	**$ 83,331**	**$ 79,437**	**$ 75,024**	**$ 75,453**	**$ 73,619**
Liabilities					
Savings	$ 24,686	$ 23,870	$ 21,470	$ 20,815	$ 20,450
Time deposits	5,880	6,899	7,892	8,805	8,714
Other interest-bearing deposits	15,248	13,607	13,538	12,514	12,879
Total interest-bearing deposits	45,815	44,377	42,901	42,135	42,043
Trading liabilities	233	453	506	720	558
Short-term borrowings	2,599	5,716	3,722	4,446	3,294
Term borrowings	3,200	2,081	2,135	2,589	2,562
Total interest-bearing liabilities	**51,846**	**52,626**	**49,263**	**49,890**	**48,455**
Noninterest-bearing deposits	20,263	15,569	14,749	14,788	14,561
Other liabilities	1,702	1,840	1,599	1,496	1,438
Total Liabilities	**73,811**	**70,035**	**65,612**	**66,173**	**64,455**
Shareholders' Equity:					
Preferred stock	468	324	324	324	324
Common stock	248	248	247	246	248
Capital surplus	5,639	5,631	5,619	5,605	5,656
Retained earnings	2,896	2,930	3,121	2,994	2,857
Accumulated other comprehensive loss, net	(28)	(25)	(195)	(187)	(215)
Combined shareholders' equity	9,224	9,107	9,118	8,984	8,869
Noncontrolling interest	295	295	295	295	295
Total shareholders' equity	**9,519**	**9,403**	**9,413**	**9,279**	**9,164**
Total liabilities and shareholders' equity	**$ 83,331**	**$ 79,437**	**$ 75,024**	**$ 75,453**	**$ 73,619**
Memo:					
Loans and leases, net	$ 57,851	$ 57,189	$ 54,735	$ 54,599	$ 52,729
Total deposits	66,078	59,946	57,650	56,923	56,604

Numbers may not foot due to rounding

Legacy FHN + IBKC Historical Notable Items

The table below includes the notable items that were historically disclosed by FHN and IBKC. This information is being provided to assist the investment community in understanding the impacts of significant items on the historical unaudited combined income statements.

	Favorable / (Unfavorable)							
(Dollars in millions)	FHN				IBKC			
Financial Statement Caption		Pre-Tax		After-Tax at Marginal Tax		Pre-Tax		After-Tax at Marginal Tax
2Q20								
Salaries and benefits	$	(5)	$	(4)	$	(2)	$	(2)
Incentives and commissions		-		-		(2)		(2)
Occupancy and equipment		0		0		(1)		(1)
Outside services		(6)		(5)		(9)		(7)
Other noninterest expense		(4)		(3)		(1)		(1)
Total Acquisition and Hazard related expenses	$	(14)	$	(12)	$	(15)	$	(12)
Other noninterest income - (Gain) loss on sale of investments	$	-	$	-	$	(6)	$	(5)
Total Notable items	**$**	**(14)**	**$**	**(12)**	**$**	**(9)**	**$**	**(7)**
1Q20								
Salaries and benefits	$	(1)	$	(1)	$	(2)	$	(2)
Incentives and commissions		-		-		-		-
Occupancy and equipment		(0)		(0)		(1)		(0)
Outside services		(2)		(2)		(0)		(0)
Other noninterest expense		(3)		(2)		(0)		(0)
Total Acquisition and Hazard related expenses	$	(6)	$	(5)	$	(3)	$	(3)
Other noninterest income - (Gain) loss on sale of investments	$	-	$	-	$	-	$	-
Total Notable items	**$**	**(6)**	**$**	**(5)**	**$**	**(3)**	**$**	**(3)**
4Q19								
Salaries and benefits	$	(4)	$	(4)	$	(2)	$	(1)
Incentives and commissions		-		-		-		-
Occupancy and equipment		(0)		(0)		(0)		(0)
Outside services		(18)		(15)		(9)		(4)
Other noninterest expense		(3)		(2)		(0)		(0)
Total Acquisition, Rebranding, Restructuring related expenses	$	(26)	$	(21)	$	(11)	$	(6)
Other noninterest expense - Charitable Contributions	$	(11)	$	(9)	$	-	$	-
Other noninterest income - (Gain) loss on sale of investments	$	-	$	-	$	-	$	-
Total Notable items	**$**	**(37)**	**$**	**(30)**	**$**	**(11)**	**$**	**(6)**
3Q19								
Salaries and benefits	$	(3)	$	(2)	$	-	$	-
Incentives and commissions		-		-		-		-
Occupancy and equipment		0		0		0		
Outside services		(12)		(10)		-		
Other noninterest expense		(5)		(4)		(0)		
Total Acquisition, Rebranding, Restructuring, and Storm related expenses	$	(20)	$	(16)	$	0	$	-
Other noninterest expense - Legal Resolution Expense	$	(12)	$	(9)	$	-	$	-
Incentives and commissions		4	4	3		-		-
Net Impact of Legal Resolutions	$	(8)	$	(6)	$	-	$	-
Other noninterest expense - Visa Derivative Valuation Adjustments	$	(4)	$	(3)	$	-	$	-
Other noninterest income - (Gain) loss on sale of investments	$	-	$	-	$	-	$	-
Total Notable items	**$**	**(31)**	**$**	**(24)**	**$**	**0**	**$**	**-**
2Q19								
Salaries and benefits	$	(4)	$	(3)	$	(0)	$	(0)
Incentives and commissions		-		-		-		-
Occupancy and equipment		(2)		(1)		0		0
Outside services		(10)		(8)		-		-
Other noninterest expense		(21)		(16)		(0)		(0)
Total Acquisition, Rebranding, Restructuring related expenses	$	(36)	$	(29)	$	(0)	$	(0)
Other noninterest expense - Legal Resolution Expense Reversal	$	8	$	7	$	-	$	-
Other noninterest income - (Gain) loss on sale of investments	$	-	$	-	$	1	$	1
Total Notable items	**$**	**(28)**	**$**	**(22)**	**$**	**(1)**	**$**	**(1)**

Legacy FHN + IBKC Historical Unaudited Quarterly Statements of Income - Adjusted for Notable Items

(Dollars and shares in millions, except per share data)	2Q20	1Q20	4Q19	3Q19	2Q19
Interest income	$ 623	$ 680	$ 718	$ 739	$ 747
Interest expense	89	148	173	191	189
Net interest income	**533**	**532**	**545**	**549**	**558**
Noninterest income:					
Fixed income	112	96	81	78	66
Mortgage banking and title	53	32	26	27	28
Brokerage, trust and insurance	33	34	33	32	32
Service charges and fees	46	50	54	55	53
Card and digital banking fees	17	19	20	19	18
Deferred compensation income	8	(10)	3	-	2
Other noninterest income	18	21	26	26	20
Total non-interest income	**287**	**240**	**244**	**237**	**219**
Total revenue	**820**	**773**	**789**	**785**	**777**
Noninterest expense:					
Personnel expenses:					
Salaries and benefits	183	188	185	189	188
Incentives and commissions	107	104	88	78	80
Deferred compensation expense	10	(8)	7	1	3
Total personnel expenses	300	283	279	268	271
Occupancy and equipment	74	72	73	71	69
Outside services	46	49	49	48	49
Amortization of intangible assets	9	9	10	11	11
Other noninterest expense	57	58	50	52	43
Total non-interest expense	**486**	**471**	**462**	**450**	**442**
Pre-provision net revenue	*334*	*302*	*327*	*336*	*334*
Provision for credit losses	255	223	17	23	23
Income before income taxes	**79**	**79**	**310**	**313**	**311**
Provision (benefit) for income taxes	13	19	70	74	73
Net income	**66**	**60**	**239**	**238**	**238**
Net income attributable to noncontrolling interest	3	3	3	3	3
Net income attributable to controlling interest	**63**	**57**	**236**	**235**	**235**
Preferred stock dividends	6	5	6	5	2
Net income available to common shareholders	**57**	**52**	**230**	**230**	**233**
Less: Earnings allocated to unvested restricted stock	-	-	1	1	1
Earnings allocated to common shareholders	**$ 58**	**$ 52**	**$ 230**	**$ 229**	**$ 232**

Numbers may not foot due to rounding

Note: Red indicates N/A post merger

Appendix 1: Historical Unaudited Quarterly Statements of Income - Separate and Combined Detail, Unadjusted

	2Q20			1Q20			4Q19			3Q19			2Q19		
(Dollars and shares in millions, except per share data)	**FHN**	**IBKC**	**Combined**	**FHN**	**IBKC**	**Combined**	**FHN**	**IBKC**	**Combined**	**FHN**	**IBKC**	**Combined**	**FHN**	**IBKC**	**Combined**
Interest income	$ 347	$ 276	$ 623	$ 378	$ 302	$ 680	$ 404	$ 314	$ 718	$ 407	$ 332	$ 739	$ 412	$ 335	$ 747
Interest expense	41	48	89	76	73	148	93	80	173	107	84	191	108	81	189
Net interest income	**305**	**228**	**533**	**303**	**230**	**532**	**311**	**233**	**545**	**301**	**248**	**549**	**304**	**254**	**558**
Noninterest income:															
Fixed income	112	-	112	96	-	96	81	-	81	78	-	78	66	-	66
Mortgage banking and title	4	49	53	2	29	32	4	22	26	2	25	27	3	25	28
Brokerage, trust and insurance	22	11	33	23	10	34	22	11	33	22	10	32	23	9	32
Service charges and fees	35	11	46	36	14	50	39	15	54	40	15	55	38	15	53
Card and digital banking fees	12	5	17	12	6	19	14	7	20	13	6	19	12	6	18
Deferred compensation income	8	-	8	(10)	-	(10)	3	-	3	-	-	-	2	-	2
Other noninterest income	12	11	23	15	6	21	20	6	26	17	9	26	15	5	19
Total non-interest income	**206**	**86**	**293**	**175**	**65**	**240**	**183**	**60**	**244**	**172**	**65**	**237**	**158**	**60**	**218**
Total revenue	**512**	**314**	**826**	**478**	**295**	**773**	**495**	**294**	**789**	**472**	**313**	**785**	**462**	**314**	**776**
Noninterest expense:															
Personnel expenses:															
Salaries and benefits	111	73	185	113	77	190	112	74	186	111	77	189	113	76	188
Incentives and commissions	79	34	114	81	24	105	63	30	93	55	25	81	57	27	84
Deferred compensation expense	9	-	10	(10)	2	(8)	4	3	7	1	-	1	2	1	3
Total personnel expenses	200	108	308	183	103	286	179	107	286	167	103	270	172	103	275
Occupancy and equipment	46	29	75	44	28	73	44	29	73	42	29	71	44	26	70
Outside services	38	23	61	38	12	51	54	23	77	47	13	60	46	14	59
Amortization of intangible assets	5	4	9	5	4	9	6	4	10	6	4	11	6	5	11
Other noninterest expense	31	30	61	31	30	61	45	19	64	46	23	69	33	22	55
Total non-interest expense	**321**	**194**	**515**	**302**	**177**	**480**	**328**	**182**	**510**	**308**	**173**	**481**	**301**	**170**	**471**
Pre-provision net revenue	*191*	*120*	*310*	*175*	*118*	*293*	*166*	*112*	*279*	*164*	*140*	*304*	*161*	*145*	*305*
Provision for credit losses	121	134	255	154	69	223	9	8	17	14	9	23	13	11	23
Income before income taxes	**69**	**(14)**	**55**	**21**	**49**	**70**	**157**	**104**	**261**	**150**	**131**	**281**	**148**	**134**	**282**
Provision (benefit) for income taxes	13	(4)	9	5	12	17	36	21	57	36	32	67	34	32	67
Net income	**57**	**(10)**	**46**	**16**	**36**	**53**	**121**	**83**	**204**	**114**	**100**	**214**	**114**	**102**	**215**
Net income attributable to noncontrolling interest	3	-	3	3	-	3	3	-	3	3	-	3	3	-	3
Net income attributable to controlling interest	**54**	**(10)**	**43**	**14**	**36**	**50**	**118**	**83**	**201**	**111**	**100**	**211**	**111**	**102**	**212**
Preferred stock dividends	2	4	6	2	4	5	2	4	6	2	4	5	2	1	2
Net income available to common shareholders	**52**	**(14)**	**38**	**12**	**33**	**45**	**117**	**78**	**195**	**110**	**96**	**206**	**109**	**101**	**210**
Less: Earnings allocated to unvested restricted stock	-	-	-	-	-	-	-	1	1	-	1	1	-	1	1
Earnings allocated to common shareholders	**$ 52**	**$ (14)**	**$ 38**	**$ 12**	**$ 32**	**$ 45**	**$ 117**	**$ 77**	**$ 194**	**$ 110**	**$ 95**	**$ 205**	**$ 109**	**$ 100**	**$ 209**

Numbers may not foot due to rounding

Note: Red indicates N/A post merger

Appendix 1: Historical Unaudited Period-End Statements Of Condition - Separate and Combined Detail, Unadjusted

	6/30/20			3/31/20			12/31/19			9/30/19			6/30/19		
(Dollars in millions)	FHN	IBKC	Combined	FHN	IBKC	Combined	FHN	IBKC	Combined	FHN	IBKC	Combined	FHN	IBKC	Combined
Assets															
Loans and Leases:															
Commercial, financial, and industrial (C&I)	$ 21,394	$ 8,647	$ 30,041	$ 22,124	$ 6,910	$ 29,034	$ 20,051	$ 6,548	$ 26,599	$ 20,294	$ 6,490	$ 26,784	$ 19,054	$ 6,162	$ 25,216
Commercial real estate	4,813	10,191	15,004	4,640	10,231	14,871	4,337	10,064	14,401	4,229	9,810	14,039	3,861	9,818	13,679
Consumer real estate	6,052	6,678	12,730	6,119	6,776	12,895	6,177	6,726	12,903	6,245	6,703	12,948	6,303	6,686	12,989
Credit card and other	449	563	1,012	495	625	1,120	496	683	1,179	493	673	1,166	494	689	1,183
Loans and leases, net of unearned income	32,709	26,078	58,787	33,378	24,542	57,920	31,061	24,021	55,082	31,261	23,677	54,938	29,713	23,355	53,068
Loans held for sale	746	308	1,054	596	208	804	594	213	807	555	255	810	447	188	635
Investment securities	5,486	3,531	9,017	4,555	4,093	8,648	4,455	4,116	8,571	4,426	4,423	8,849	4,426	4,648	9,074
Trading securities	1,116	-	1,116	1,878	-	1,878	1,346	-	1,346	1,395	-	1,395	1,669	-	1,669
Interest-bearing deposits with banks	3,136	2,010	5,146	671	666	1,337	482	605	1,087	364	578	942	593	500	1,093
Federal funds sold and Securities purchased under agreement	415	-	415	592	-	592	633	-	633	746	-	746	654	-	654
Total interest earning assets	**43,608**	**31,927**	**75,535**	**41,669**	**29,508**	**71,177**	**38,572**	**28,956**	**67,528**	**38,747**	**28,932**	**67,679**	**37,501**	**28,691**	**66,192**
Cash and due from banks	604	365	969	538	279	817	634	290	924	750	353	1,103	596	290	886
Goodwill and other intangible assets, net	1,552	1,305	2,857	1,558	1,308	2,866	1,563	1,313	2,876	1,569	1,315	2,884	1,575	1,317	2,892
Premises and equipment, net	448	296	744	448	298	746	455	297	752	452	298	750	454	296	750
Allowance for loan and lease losses	(538)	(398)	(936)	(444)	(287)	(731)	(200)	(147)	(347)	(193)	(146)	(339)	(193)	(146)	(339)
Other assets	2,970	1,190	4,160	3,429	1,134	4,563	2,287	1,005	3,292	2,393	982	3,375	2,237	999	3,236
Total assets	**$ 48,645**	**$ 34,686**	**$ 83,331**	**$ 47,197**	**$ 32,240**	**$ 79,437**	**$ 43,311**	**$ 31,713**	**$ 75,024**	**$ 43,718**	**$ 31,735**	**$ 75,453**	**$ 42,172**	**$ 31,447**	**$ 73,619**
Liabilities															
Savings	$ 13,532	$ 11,154	$ 24,686	$ 13,860	$ 10,010	$ 23,870	$ 11,665	$ 9,805	$ 21,470	$ 11,489	$ 9,326	$ 20,815	$ 11,555	$ 8,895	$ 20,450
Time deposits	2,656	3,224	5,880	3,058	3,841	6,899	3,618	4,274	7,892	4,176	4,629	8,805	4,399	4,315	8,714
Other interest-bearing deposits	9,784	5,464	15,248	8,561	5,046	13,607	8,717	4,821	13,538	8,011	4,503	12,514	8,268	4,611	12,879
Total interest-bearing deposits	25,972	19,843	45,815	25,480	18,897	44,377	24,001	18,900	42,901	23,676	18,459	42,135	24,222	17,821	42,043
Trading liabilities	233	-	233	453	-	453	506	-	506	720	-	720	558	-	558
Short-term borrowings	2,392	207	2,599	5,325	391	5,716	3,518	204	3,722	3,948	498	4,446	2,296	998	3,294
Term borrowings	2,032	1,168	3,200	793	1,288	2,081	791	1,344	2,135	1,195	1,394	2,589	1,187	1,375	2,562
Total interest-bearing liabilities	**30,628**	**21,218**	**51,846**	**32,050**	**20,576**	**52,626**	**28,816**	**20,447**	**49,263**	**29,539**	**20,351**	**49,890**	**28,262**	**20,193**	**48,455**
Noninterest-bearing deposits	11,788	8,475	20,263	8,940	6,629	15,569	8,429	6,320	14,749	8,269	6,519	14,788	8,087	6,474	14,561
Other liabilities	1,020	682	1,702	1,152	688	1,840	990	609	1,599	914	582	1,496	897	541	1,438
Total liabilities	**43,436**	**30,375**	**73,811**	**42,142**	**27,893**	**70,035**	**38,235**	**27,377**	**65,612**	**38,722**	**27,451**	**66,173**	**37,246**	**27,209**	**64,455**
Shareholders' equity:						-			-			-			-
Preferred stock	240	228	468	96	228	324	96	228	324	96	228	324	96	228	324
Common stock	195	53	248	195	53	248	195	52	247	194	52	246	195	53	248
Capital surplus	2,941	2,698	5,639	2,939	2,692	5,631	2,931	2,688	5,619	2,925	2,680	5,605	2,942	2,714	5,656
Retained earnings	1,672	1,224	2,896	1,667	1,263	2,930	1,798	1,323	3,121	1,726	1,268	2,994	1,661	1,196	2,857
Accumulated other comprehensive loss, net	(135)	107	(28)	(136)	111	(25)	(240)	45	(195)	(241)	54	(187)	(262)	47	(215)
Shareholders' equity	**4,913**	**4,311**	**9,224**	**4,760**	**4,347**	**9,107**	**4,781**	**4,337**	**9,118**	**4,701**	**4,283**	**8,984**	**4,631**	**4,238**	**8,869**
Noncontrolling interest	295	-	295	295	-	295	295	-	295	295	-	295	295	-	295
Total shareholders' equity	5,208	4,311	9,519	5,056	4,347	9,403	5,076	4,337	9,413	4,996	4,283	9,279	4,926	4,238	9,164
Total liabilities and shareholders' equity	**$ 48,645**	**$ 34,686**	**$ 83,331**	**$ 47,197**	**$ 32,240**	**$ 79,437**	**$ 43,311**	**$ 31,713**	**$ 75,024**	**$ 43,718**	**$ 31,735**	**$ 75,453**	**$ 42,172**	**$ 31,447**	**$ 73,619**
Memo:															
Loans and leases, net	$ 32,171	$ 25,680	$ 57,851	$ 32,934	$ 24,255	$ 57,189	$ 30,861	$ 23,874	$ 54,735	$ 31,068	$ 23,531	$ 54,599	$ 29,520	$ 23,209	$ 52,729
Total deposits	37,760	28,318	66,078	34,420	25,526	59,946	32,430	25,220	57,650	31,945	24,978	56,923	32,309	24,295	56,604

Numbers may not foot due to rounding

Appendix 1: Historical Unaudited Quarterly Statements of Income - Separate and Combined Detail, Adjusted for Notable Items

	2Q20			1Q20			4Q19			3Q19			2Q19		
(Dollars and shares in millions, except per share data)	**FHN**	**IBKC**	**Combined**	**FHN**	**IBKC**	**Combined**	**FHN**	**IBKC**	**Combined**	**FHN**	**IBKC**	**Combined**	**FHN**	**IBKC**	**Combined**
Interest income	$ 347	$ 276	$ 623	$ 378	$ 302	$ 680	$ 404	$ 314	$ 718	$ 407	$ 332	$ 739	$ 412	$ 335	$ 747
Interest expense	41	48	89	76	73	148	93	80	173	107	84	191	108	81	189
Net interest income	**305**	**228**	**533**	**303**	**230**	**532**	**311**	**233**	**545**	**301**	**248**	**549**	**304**	**254**	**558**
Noninterest income:															
Fixed income	112	-	112	96	-	96	81	-	81	78	-	78	66	-	66
Mortgage banking and title	4	49	53	2	29	32	4	22	26	2	25	27	3	25	28
Brokerage, trust and insurance	22	11	33	23	10	34	22	11	33	22	10	32	23	9	32
Service charges and fees	35	11	46	36	14	50	39	15	54	40	15	55	38	15	53
Card and digital banking fees	12	5	17	12	6	19	14	7	20	13	6	19	12	6	18
Deferred compensation income	8	-	8	(10)	-	(10)	3	-	3	-	-	-	2	-	2
Other noninterest income	12	5	18	15	6	21	20	6	26	17	9	26	15	6	20
Total non-interest income	**206**	**81**	**287**	**175**	**65**	**240**	**183**	**60**	**244**	**172**	**65**	**237**	**158**	**61**	**219**
Total revenue	**512**	**309**	**820**	**478**	**295**	**773**	**495**	**294**	**789**	**472**	**313**	**785**	**462**	**315**	**777**
Noninterest expense:															
Personnel expenses:															
Salaries and benefits	111	71	183	113	75	188	112	72	185	111	77	189	113	76	188
Incentives and commissions	75	32	107	80	24	104	58	30	88	53	25	78	53	27	80
Deferred compensation expense	9	-	10	(10)	2	(8)	4	3	7	1	-	1	2	1	3
Total personnel expenses	195	104	300	182	101	283	174	105	279	164	103	268	168	103	271
Occupancy and equipment	46	28	74	44	28	72	44	29	73	42	29	71	42	26	69
Outside services	32	14	46	36	12	49	36	14	49	35	13	48	35	14	49
Amortization of intangible assets	5	4	9	5	4	9	6	4	10	6	4	11	6	5	11
Other noninterest expense	27	30	57	28	30	58	31	19	50	29	23	52	21	22	43
Total non-interest expense	**307**	**179**	**486**	**296**	**174**	**471**	**291**	**170**	**462**	**277**	**173**	**450**	**273**	**170**	**442**
Pre-provision net revenue	*205*	*129*	*334*	*181*	*121*	*302*	*203*	*123*	*327*	*196*	*140*	*336*	*189*	*146*	*334*
Provision for credit losses	121	134	255	154	69	223	9	8	17	14	9	23	13	11	23
Income before income taxes	**84**	**(5)**	**79**	**27**	**51**	**79**	**194**	**115**	**310**	**181**	**131**	**313**	**176**	**135**	**311**
Provision (benefit) for income taxes	15	(2)	13	6	12	19	43	27	70	43	32	74	40	32	73
Net income	**68**	**(3)**	**66**	**21**	**39**	**60**	**151**	**88**	**239**	**138**	**100**	**238**	**136**	**102**	**238**
Net income attributable to noncontrolling interest	3	-	3	3	-	3	3	-	3	3	-	3	3	-	3
Net income attributable to controlling interest	**66**	**(3)**	**63**	**18**	**39**	**57**	**148**	**88**	**236**	**136**	**100**	**235**	**133**	**102**	**235**
Preferred stock dividends	2	4	6	2	4	5	2	4	6	2	4	5	2	1	2
Net income available to common shareholders	**64**	**(7)**	**57**	**17**	**35**	**52**	**147**	**84**	**230**	**134**	**96**	**230**	**132**	**101**	**233**
Less: Earnings allocated to unvested restricted stock	-	-	-	-	-	-	-	1	1	-	1	1	-	1	1
Earnings allocated to common shareholders	**$ 64**	**$ (6)**	**$ 58**	**$ 17**	**$ 35**	**$ 52**	**$ 147**	**$ 83**	**$ 230**	**$ 134**	**$ 95**	**$ 229**	**$ 132**	**$ 100**	**$ 232**

Numbers may not foot due to rounding

Note: Red indicates N/A post merger

Appendix 2: Income Statement Caption Mapping Noninterest Income First Horizon Changes Updated Classification Previously Reported Type of Change Fixed income Fixed income No change Mortgage banking and title Mortgage banking Previously in other Title Previously not included Brokerage, management fees and commissions Combination/name change Brokerage, trust and insurance Trust services and investment mgmt. Combination/name change Insurance commissions Previously in other Service charges and fees Deposit transactions and cash management Name change Other service charges Previously in other Bankcard income Name change Card and digital banking fees ATM interchange fees Previously in other Electronic banking Previously in other Deferred compensation income Deferred compensation Previously in other Bank-owned life insurance Collapsed in other Securities gains/(losses) Collapsed in other Other non-interest income Gain/loss on debt extinguishment No change Letter of credit fees No change Dividend income No change Other No change Noninterest Income IBERIABANK Changes Updated Classification Previously Reported Type of Change Fixed income N/A Previously not included Mortgage banking and title Mortgage income Combination/name change Title revenue Combination/name change Broker commissions Combination/name change Brokerage, trust and insurance Trust department income Combination/name change Insurance commissions Previously not included Service charges and fees Service charges on deposit accounts Name change ATM and debit card fee income Collapsed in service charges and fees Card and digital banking fees Credit card and merchant-related income Previously in other Deferred compensation income N/A Previously not included Income from bank-owned life insurance Collapsed in other Other noninterest income Gain (losses) on sale of AFS securities Collapsed in other Commission income Collapsed in other Other noninterest income No change

Noninterest Expense First Horizon Changes Updated Classification Previously Reported Type of Change Personnel: Salaries and benefits Employee compensation, incentive and benefits Moved out as line item Incentives and commissions Employee compensation, incentive and benefits Moved out as line item Deferred compensation expense Employee compensation, incentive and benefits Moved out as line item Occupancy Combination/name change Occupancy & equipment Computer software Collapsed in occupancy & equipment Equipment rentals, depreciation & maintenance Collapsed in occupancy & equipment Legal fees Collapsed in outside services Professional fees Collapsed in outside services Outside services Operations services Collapsed in outside services Contract employment and outsourcing Collapsed in outside services Communications & courier Collapsed in outside services Advertising & public relations Collapsed in outside services Amortization of intangible assets Amortization of intangible assets No change All other noninterest expense FDIC premium expense Collapsed in other Other No change Credit expense on unfunded commitments Moved to provision for credit losses Noninterest Expense IBERIABANK Changes Updated Classification Previously Reported Type of Change Personnel: Salaries and benefits Salaries & employee benefits Moved out as line item Incentives and commissions Salaries & employee benefits Moved out as line item Deferred compensation expense Salaries & employee benefits Moved out as line item Occupancy & equipment Net occupancy & equipment No change Computer service expense 1 Collapsed in occupancy & equipment Outside services Professional services Collapsed in outside services Communications and delivery Collapsed in outside services Computer service expense 1 Collapsed in outside services Marketing and business development 1 Previously in other Amortization of intangible assets Amortization of acquisition intangibles Name change Credit & other loan-related expense Collapsed in other Insurance No change All other noninterest expense Travel and entertainment No change Impairment of long-lived assets & other losses No change Marketing and business development 1 No change Other non-interest expense No change Other First Horizon Changes Updated Classification Previously Reported Type of Change Provision for loan losses Name change Credit expense on unfunded commitments Previously other noninterest expense Provision for credit losses IBERIABANK Changes Previously Reported Type of Change Provision for expected credit losses Name change 1 Amount maps to multiple line items on FHN's consolidated income statement.

Appendix 2: Balance Sheet Caption Mapping Assets First Horizon Changes Updated Classification Previously Reported Type of Change Commercial, financial, and industrial (C&I) Commercial, financial, and industrial (C&I) No change Commercial real estate Commercial real estate No change Consumer real estate Consumer real estate No change Credit card and other Credit card and other No change Loans and leases, net of unearned income Loans, net of unearned income Name change Loans held for sale Loans held for sale No change Investment securities Investment securities No change Trading securities Trading securities No change Interest-bearing deposits with banks Interest-bearing cash Name change Federal funds sold and securities purchased under agreements to resell Federal funds sold Combination/name change Securities purchased under agreements to resell Combination/name change Total interest earning assets Total earning assets Name change Cash and due from banks Cash and due from banks No change Goodwill and other intangible assets, net Goodwill Combination/name change Other intangible assets, net Combination/name change Premises and equipment, net Premises and equipment, net No change Allowance for loan and lease losses Allowance for loan losses Combination/name change Fixed income receivables Collapsed into other assets Other assets OREO Collapsed into other assets Derivative assets Collapsed into other assets Other assets No change

Assets IBERIABANK Changes Updated Classification Previously Reported Type of Change Commercial, financial, and industrial (C&I) Commercial and industrial (C&I) Name change Real estate - owner-occupied Combination/name change Commercial real estate Real estate - non-owner-occupied Combination/name change Real Estate - construction Combination/name change Consumer real estate Residential mortgage Combination/name change Home equity Combination/name change Credit card and other Other Name change/line item Loans and leases, net of unearned income Loans and Leases, net of unearned income No change Loans held for sale Mortgage loans held for sale Name change Investment securities Investment securities available for sale Combination/name change Investment securities held to maturity Combination/name change Trading securities N/A Previously not included Interest-bearing deposits with banks Interest-bearing deposits in other banks No change Federal funds sold and securities purchased under agreements to resell N/A Previously not included Total interest earning assets N/A Cash and due from banks Cash and due from banks No change Goodwill and other intangible assets, net Goodwill and other intangible assets No change Premises and equipment, net Premises and equipment, net No change Allowance for loan and lease losses Allowance for loan and lease losses No change Other assets Other assets No change

Liabilities First Horizon Changes Updated Classification Previously Reported Type of Change Noninterest-bearing deposits Noninterest-bearing deposits No change Savings Consumer interest Combination/name change Time deposits Commercial interest Combination/name change Other interest-bearing deposits Market-indexed Combination/name change Trading liabilities Trading liabilities No change Other short-term borrowings Combination/name change Short-term borrowings Federal funds purchased Combination/name change Securities sold under agreements to repurchase Combination/name change Total interest-bearing liabilities Total interest-bearing liabilities No change Term borrowings Term borrowings No change Other liabilities Fixed income payables Collapsed into other liabilities Derivative liabilities Collapsed into other liabilities Other liabilities No change Liabilities IBERIABANK Changes Updated Classification Previously Reported Type of Change Noninterest-bearing deposits Non-interest bearing deposits No change Savings Savings and money market accounts Name change Time deposits Time deposits No change Other interest-bearing deposits Interest-bearing demand deposits Name change Trading liabilities N/A Previously not included Short-term borrowings Short-term borrowings No change Securities sold under agreements to repurchase Combination/name change Term borrowings Trust preferred securities Combination/name change Other long-term debt Combination/name change Total interest bearing liabilities Total interest-bearing liabilities No change Other liabilities Other liabilities No change

Shareholders' Equity First Horizon Changes Updated Classification Previously Reported Type of Change Preferred stock Preferred stock No change Common stock Common stock No change Capital surplus Capital surplus No change Retained earnings Undivided profits Name change Accumulated other comprehensive loss, net Accumulated other comprehensive loss, net No change FHN shareholders' equity Total FHNC SE No change Noncontrolling interest Noncontrolling interest No change Total shareholders' equity Total equity Name change Total liabilities and shareholders' equity Total liabilities and equity Name change Shareholders' Equity IBERIABANK Changes Updated Classification Previously Reported Type of Change Preferred stock Total shareholders' equity Moved out as line item Common stock Total shareholders' equity Moved out as line item Capital surplus Total shareholders' equity Moved out as line item Retained earnings Total shareholders' equity Moved out as line item Accumulated other comprehensive loss, net Total shareholders' equity Moved out as line item FHN shareholders' equity Total shareholders' equity Moved out as line item Noncontrolling interest N/A Previously not included Total shareholders' equity N/A Previously not included Total liabilities and shareholders' equity Total liabilities and shareholders' equity No change

Appendix 3: FHN Preferred Stock Dividends

Ticker	Series	Principle Balance	Current Dividend Rate	Issuance Date	Dividends Declared [1] 1Q20 Act	2Q20 Act	3Q20 Act [2]	4Q20 Fcst	1Q21 Fcst	2Q21 Fcst	Payment Dates	Floating Rate
FHN PRA	**Series A Preferred**	100,000,000	6.200%	1/31/2013	1,550,000	1,550,000	1,550,000	1,550,000	1,550,000	1,550,000	Quarterly 1/10, 4/10, 7/10 & 10/10	N/A
FHN PRB	**Series B Preferred** [3]	80,000,000	6.625%	7/2/2020	N/A	N/A	2,650,000	2,650,000	-	2,650,000	Semi-annually 2/1 and 8/1; quarterly beginning 8/1/2025	3M L plus 426.5bps beginning 8/1/2025
FHN PRC	**Series C Preferred** [3]	57,500,000	6.600%	7/2/2020	N/A	N/A	1,897,500	948,750	948,750	948,750	Quarterly 2/1, 5/1, 8/1 & 11/1	3M L plus 492bps beginning 5/1/2026
FHN PRD	**Series D Preferred** [3]	100,000,000	6.100%	7/2/2020	N/A	N/A	3,050,000	-	3,050,000	-	Semi-annually 5/1 and 11/1; quarterly beginning 5/1/2024	3M L plus 385.9bps beginning 5/1/2024
FHN PRE	**Series E Preferred**	150,000,000	6.500%	5/28/2020	N/A	N/A	3,575,000	2,437,500	2,437,500	2,437,500	Quarterly 1/10, 4/10, 7/10 & 10/10	N/A
		487,500,000			**1,550,000**	**1,550,000**	**12,722,500**	**7,586,250**	**7,986,250**	**7,586,250**		

[1)] Schedule of FHN preferred dividends, as and if declared by the FHN's Board of Directors according to the terms set out in each Series.

[2)] Series B and Series C dividends payable on August 3rd were declared on July 6th. The Series A and Series E dividends payable on October 13th and the Series C and Series D dividends payable on November 1st were declared on July 28th.

[3)] FHN "rollover" preferred issued in connection with IBKC merger in exchange for IBKC's Series B, Series C and Series D preferred, respectively.